SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 18, 2000


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


        Florida                     1-13666                    59-3305930
  (State or other juris-    (Commission file number)         (IRS employer
 diction of incorporation)                                 identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.           Other Events.

                  On January 18, 2000, the Registrant issued a news release entitled "Darden Restaurants Awards Distribution Business to MBM Corporation and Marriott Distribution Services."

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.

                           Exhibit Number     Description

                                99 Press Release dated January 18, 2000, entitled "Darden Restaurants Awards Distribution Business to MBM Corporation and Marriott
                                              Distribution Services."


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  January 19, 2000                 DARDEN RESTAURANTS, INC.



                                         By:  /s/ Paula J. Shives
                                              Paula J. Shives
                                              Senior Vice President,
                                              General Counsel and Secretary


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


                                INDEX TO EXHIBITS


Exhibit
Number                                                               Page

  99      Press  Release dated January 18, 2000,  entitled
          "Darden  Restaurants Awards Distribution Business
          to MBM Corporation and Marriott Distribution Services."     5


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